UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): _____02/24/2005_______

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

_______Florida______ (State or Other Jurisdiction of Incorporation)	__001-10608__ (Commission File Number)	_59-0539080_ (I.R.S. Employer Identification No.)

401 South Dixie Highway, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(561) 832-0872

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to Registrant’s Code of Ethics

On February 24, 2005, Florida Public Utilities Company (the “Company”) amended its Code of Ethics to include the Company’s Whistleblower policy and procedure.  A copy of the Company’s revised Code of Ethics is filed herewith.

Item 9.01  Exhibits

Exhibit 14

Florida Public Utilities Company Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_Florida Public Utilities Company__

(Registrant)

Date: _February 28, 2005_____

By:   __/s/ George M Bachman____________

       Name: George M. Bachman

Title: CFO, Treasurer & Corporate Secretary

273843

Exhibit Index

     Exhibit 14                       Florida Public Utilities Company Code of Ethics